SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 19, 2003

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                                ALBERTSON'S, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-6187                 82-0184434
-----------------------------    --------------------     ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
        of incorporation)                                  Identification No.)


             250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho  83726
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              (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (208) 395-6200

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


Item 9.  Regulation FD Disclosure

     On March 19, 2003, the Company released its earnings for the fourth quarter of 2002 and for fiscal year 2002. The text of that release is attached hereto as
Exhibit 99.1 solely for the purpose of  incorporating  it by reference into this
Item 9.

     The press release and the statements set forth below should be read together with the information contained in the reports that we file with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.

         2003 Guidance:

Economic & Competitive Environment:                         Unchanged

Earnings per diluted share:                                 Range between $2.08 - $2.13

Square footage growth:                                      2.0%, excluding acquisitions and operational closings

Identical store sales growth                                Positive by year end

Capital expenditures:                                       $1.5 billion in total
                                                            $1.4 billion in cash capital expenditures
                                                            $0.1 billion in leases

Depreciation:                                               $950 - 1,000 million

Interest Expense:                                           $400 - 420 million

Gross Margin:                                               Investing throughout the year

S,G & A:                                                    Flat by year-end, continued cost cutting
                                                            throughout the year

Total Debt at year end 2003:                                $4.95 billion

Tax rate:                                                   38.4%

New, relocated grocery or combo stores:                     43

New, relocated drug stores:                                 22

Remodels:                                                   191

New fuel centers:                                           37

Pension discount rate:                                      6.5%

Pension assumed rate of return:                             8.0%

     Predictions regarding future results of operations and other future events are subject to inherent uncertainties, and actual results and outcomes may vary differ materially from these projected or suggested above. In particular, our ability to increase sales and earnings, and the other expectations set forth above, could be adversely affected by changes in the general economy; changes in interest rates; changes in consumer spending; actions taken by new or existing competitors (including nontraditional competitors), particularly those intended to improve their market share (such as pricing and promotional activities); and other factors affecting our business in or beyond our control. These factors include changes in the rate of inflation; changes in state or federal legislation or regulation; adverse determinations with respect to litigation or other claims (including environmental matters); labor negotiations; the cost and stability of energy sources; our ability to recruit, retain and develop employees; our ability to develop new stores or complete remodels as rapidly as planned; our ability to implement new technology successfully; stability of product costs; our ability to integrate the operations of acquired or merged companies; the our ability to execute our restructuring plans; and our ability to achieve our five strategic imperatives. In addition, our capital expenditures, square footage growth and numbers of new, relocated and remodeled stores and new fuel centers could vary if we are unable to develop new stores or fuel centers or complete remodels as rapidly as planned. Our capital expenditures could also vary if development costs exceed those budgeted or if our technology projects are not completed within in the anticipated time frame or as budgeted. Depreciation may vary from our estimates due to the timing of new store openings, and interest expense could vary with changes in capital markets. In addition, pension discount rates and assumed rates of return could vary due to changes in interest rates and changes in market conditions affecting the value of equity and debt securities.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ALBERTSON'S, INC.



                                       BY:      /s/ Felicia D. Thornton
                                                -----------------------------
                                                Felicia D. Thornton
                                                Executive Vice President
                                                  and Chief Financial Officer

Date:  March 20, 2003

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Exhibit Index

Exhibit (99.1): Press Release dated March 19, 2003